UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: May 25, 2006 (date of earliest event report)

CNB Corporation
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdictionof incorporation)

                          000-24523                                                                                                                     57-0792402
                (Commission File Number)                                                                                      (IRS Employer Identification No.)

          P.O. Box 320, Conway, South Carolina                                                                                           29528
            (Address of principal executive offices)                                                                                           (Zip Code)

(843) 248-5271
(Registrant's telephone number, including area code)

n/a
 (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
              240.14d-2(b))

              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
              240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

     As disclosed in our Form 8-K filed on May 23, 2006, the board of directors of CNB Corporation (the "Company"), the parent company of The Conway National Bank (the "Bank"), appointed W. Jennings Duncan as Interim President and Chief Executive Officer of the Company and L. Ford Sanders, II as Interim Executive Vice President, Treasurer, and Chief Financial Officer of the Company.

     At a meeting held on May 25, 2006, the board of directors of the Bank approved the payment of a salary to Mr. Duncan based on the annualized amount of $192,072.  Mr. Sanders' compensation was not altered pending further action by the board of directors.  Mr. Sanders' current base salary is $98,424.

Item 8.01.     Other Events

     On May 25, 2006, the Bank issued a press release announcing the suspensions with pay of R. Phil Hucks as President and CEO of the Bank and Paul R. Dusenbury as Executive Vice President, Treasurer, Chief Financial Officer, and Cashier of the Bank, pending review by a special committee of the board.  The Bank also announced the appointment of Mr. Duncan as Interim President and CEO of the Bank and Mr. Sanders as Interim Executive Vice President, Treasurer, Chief Financial Officer, and Cashier of the Bank.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

     (d)     The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release dated May 25, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                             CNB CORPORATION

Dated: May 26, 2006                                                            By:/s/L. Ford Sanders, II

                                                                                                  L. Ford Sanders, II
                                                                                                  Interim Executive Vice President and
                                                                                                  Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 25, 2006